                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                              /s/ Vernon J. Nagel
                                            ___________________________________
                                                      Vernon J. Nagel

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                               /s/ Karen J. Holcom
                                                ______________________________
                                                      Karen J. Holcom

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                              /s/ Peter C. Browning
                                                 ____________________________
                                                      Peter C. Browning

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                               /s/ John L. Clendenin
                                                  ___________________________
                                                      John L. Clendenin

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                               /s/ Jay M. Davis
                                                 _________________________
                                                      Jay M. Davis

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                         /s/ Earnest W. Deavenport, Jr.
                                             ___________________________________
                                                 Earnest W. Deavenport, Jr.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 6, 2005                            /s/ Robert F. McCullough
                                            ____________________________________
                                                    Robert F. McCullough

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                               /s/ Julia B. North
                                            ____________________________________
                                                      Julia B. North

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                              /s/ Ray M. Robinson
                                            ___________________________________
                                                      Ray M. Robinson

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Registration Statement on Form S-8 (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2005                              /s/ Neil Williams
                                            __________________________________
                                                      Neil Williams